EXHIBIT 23.8

                                    CONSENT

      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 8, 1997

                                            /S/ EDWARD T. KUKLENSKI
                                                Edward T. Kuklenski